UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 15, 2022
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2222 West 14th Street
Tempe, AZ 85281
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	LLNW	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (“Committee”) of the Board of Directors of Limelight Networks, Inc. (“Limelight”) reviewed the attainment levels for the annual bonus payout with respect to services performed in fiscal year 2021 for participants under Limelight’s Master Executive and Management Bonus Plan, a copy of which was furnished with a Current Report on Form 8-K on May 19, 2009 (the “Plan”). The Committee determined that payout against the Plan would result in 0% payout to participants. Nevertheless, the Committee acknowledged that certain executives and employees put forth extraordinary effort in restructuring and rebuilding the Company to allow for significant anticipated financial improvements in 2022. Accordingly, the Committee deemed it in the best interests of Limelight and its stockholders to create a recognition and retention pool, wherein 40% of the pool is to be paid to participants in fully-vested restricted stock units on March 15, 2022, to recognize 2021 performance, and the remaining 60% of the pool is to be paid to participants in fully-vested restricted stock units on December 1, 2022, if recipient is still actively employed and in good standing on December 1, 2022 (the “Retention Plan”). Participants of the Retention Plan include Limelight’s principal executive officer, principal financial officer, and the other named executive officers. The table below sets forth the maximum amounts to Limelight’s principal executive officer, principal financial officer, and other named executive officers:

Executive Officer	Recognition Grant	Retention Grant

Robert Lyons Chief Executive Officer and Director	$201,667	$302,500

Dan Boncel Chief Financial Officer	$60,000	$90,000
Christine Cross Chief Client Success and Marketing Officer	$70,000	$105,000

Michael DiSanto Chief Administrative and Legal Officer & Secretary	$81,600	$122,400

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: March 17, 2022	By:	/s/ Michael DiSanto
Michael DiSanto Chief Administrative and Legal Officer & Secretary